Exhibit 10.3

                          WAIVER AND SIXTH AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


     This Waiver and Sixth Amendment to Fourth Amended and Restated Credit Agreement (this "Amendment") dated as of May 2, 2003 (the "Amendment Effective Date"), is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the "Issuer"), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the "Syndication Agent"), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent").

                                R E C I T A L S:

     WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the "Agents"), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002, and by that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of July 3, 2002, and by that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of August 28, 2002, and by that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of September 6, 2002, and by that certain Waiver and Fifth Amendment dated as of November 20, 2002, and as otherwise amended from time to time prior to the Amendment Effective Date (the "Credit Agreement"), pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

     WHEREAS, the Borrower has requested that the Banks, the Agents and the Issuer waive the provisions of Section 7.2.6 of the Credit Agreement, which limits certain Restricted Payments (as defined therein), in order to permit the Borrower to redeem and retire notes issued under the 1997 Indenture ("1997 Notes") in an aggregate principal amount of up to $50,000,000 from and after the Amendment Effective Date through and including September 30, 2003 (the "Permitted 2003 Redemption"); and

     WHEREAS, the Borrower has also requested that the Banks, the Agents and the Issuer waive the provisions of Section 7.2.6 of the Credit Agreement in order to permit the Borrower to redeem and retire additional 1997 Notes in an aggregate principal amount of up to $60,000,000 (which, for the avoidance of doubt, shall be in addition to any 1997 Notes redeemed and retired pursuant to the Permitted 2003 Redemption) with the proceeds of the issuance by the Borrower of any one (but only one) of the following types of securities: (i) preferred stock, convertible preferred stock or other coupon-bearing equity securities of the Borrower,
(ii) Subordinated Debt of the Borrower, or (iii) senior unsecured notes issued under a first supplemental bond indenture to the 2002 Indenture, (individually, as applicable, the "Permitted Refinancing Securities"); provided, however, that
(A) in any case, such Permitted Refinancing Securities shall contain terms and conditions satisfactory to the Administrative Agent and the Borrower, (B) the Net Cash Proceeds of such issuance shall be used, and shall only be used, to redeem and retire 1997 Notes (including any reasonable costs, expenses or fees associated with such redemption and retirement), (C) any Permitted Refinancing Securities of the type described in clause (i) above shall not (1) be subject to any mandatory repurchase or redemption election exercisable by the holder thereof on or prior to June 1, 2007, (2) obligate the Borrower (or any Restricted Subsidiary) to make any payments other than accrued dividends to the holders of such Permitted Refinancing Securities on or prior to June 1, 2007, or
(3) accrue dividends at a rate (or effective yield) in excess of the effective after-tax interest rate applicable to the 1997 Notes (such dividends, the "Permitted Refinancing Dividends"), and (D) any Permitted Refinancing Securities of the type described in clause (ii) or (iii) above shall have a yield to maturity at issuance equal to or less than 10% and shall mature not sooner than June 1, 2007 (the "Permitted Refinancing Redemption"); and

     WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow BMO Nesbitt Burns Financing, Inc. ("BMO"), Australia and New Zealand Banking Group Limited ("ANZ"), Southwest Bank of Texas N.A. ("Southwest") and Sterling Bank ("Sterling") to become "Banks" party to the Credit Agreement, as set forth herein; and

     WHEREAS, the Borrower also proposes that certain other amendments and modifications be made to the Credit Agreement as set forth herein; and

     WHEREAS, subject to the terms and conditions of this Amendment, the Banks (including BMO, ANZ, Southwest and Sterling), the Agents and the Issuer have agreed to enter into this Amendment in order to effectuate such amendments and modifications;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

     Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the words "one, two, three or six months thereafter" and inserting in their place the words "one, two, three, six or, if (and only if) then available to all of the Banks, twelve months thereafter" and (ii) amending and restating clause (a) of such definition in its entirety to provide "(a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than eight (8) different dates;".

     (b) The  following  definition  of "Lead  Manager"  is hereby  inserted  in
Section 1.1 of the Credit Agreement in its alphabetically appropriate place:

     " `Lead Manager' means any of Bank of Scotland, Bank of Nova Scotia, Bank of Montreal or Fortis Capital Corp., and any successor thereto, respectively. `Lead Managers' means all of them."

     (c) The definition of "Stated Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide:

     " `Stated Maturity Date' means May 2, 2006 (as such date may be extended from time to time pursuant to Section 2.9)."

     (d) Clause (k) of Section 7.2.5 of the Credit Agreement is hereby amended and restated in its entirety to provide:

     "(k) so long as no Default has occurred and is continuing and so long as after giving effect thereto Borrowing Base Usage is not greater than 80%, the Borrower may make Investments not otherwise permitted pursuant to this Section
7.2.5 not to exceed $25,000,000 in the aggregate for all such Investments; provided that if the Borrower or any of its Restricted Subsidiaries shall have made any Investments pursuant to this clause (k) and the Borrower or any of its Restricted Subsidiaries shall thereafter receive any dividends or returns of capital from an Unrestricted Subsidiary (but expressly excluding any amounts received as loans pursuant to Section 7.2.2(m)), then the amount available thereafter to the Borrower and its Restricted Subsidiaries for additional Investments pursuant to this clause (k) shall be increased dollar for dollar by the amount of such dividends or returns of capital up to a maximum amount of availability not to exceed $25,000,000 at any time;".

     (e) Clauses (A) and (B) of the proviso in Section 7.2.6 of the Credit Agreement are hereby amended and restated in their entirety to provide:

     "(A)   $25,000,000,   plus  (B)  fifty  percent  (50%)  of  the  Borrower's
consolidated net income, to be calculated on a cumulative basis, for each Fiscal Year commencing with the Fiscal Year ending December 31, 2001, minus".

     (f) Section 7.2.7 of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" at the end thereof and inserting in its place the amount "$60,000,000".

     (g) Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

     SECTION 9.8 Documentation Agent, Syndication Agent, Arrangers, Lead Managers and Bookrunner. The Documentation Agent, the Syndication Agent, the Arrangers, the Lead Managers and the sole bookrunner shall not have any obligations, liabilities, responsibilities or duties under this Agreement or the other Loan Documents. Without limiting the foregoing, the Documentation Agent, the Syndication Agent, the Arrangers, the Lead Managers and the sole bookrunner shall not have or be deemed to have any fiduciary relationship with any Bank or any other Agent. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified or on the Documentation Agent, the Syndication Agent, the Arrangers, the Lead Manager or the sole bookrunner in deciding to enter into this Agreement or in taking or not taking action hereunder.

     (h) The  Credit  Agreement  is hereby  amended  by  deleting  the  existing
Schedule  III-B to the Credit  Agreement  and  inserting in its place as the new
Schedule III-B to the Credit Agreement the text contained in Attachment 1 attached to this Amendment.

     Section 3. Additional Amendments to Credit Agreement Dependent Upon Type of Permitted Refinancing Securities Issued.

     (a) If, and only if, the Borrower issues Permitted Refinancing Securities of the type described in clause (iii) of the third recital above, then the definition of "2002 Indenture" in Section 1.1 of the Credit Agreement shall be deemed to be automatically and concurrently amended to include the first supplemental bond indenture pursuant to which such Permitted Refinancing Securities have been issued, together with any related documentation, each as amended, restated, modified or supplemented form time to time.

     (b) If, and only if, the Borrower issues Permitted Refinancing Securities of the types described in clauses (ii) or (iii) of the third recital above, then
Section 7.2.2 of the Credit Agreement shall be deemed to be automatically and concurrently amended to permit the Indebtedness represented by such Permitted Refinancing Securities as if Section 7.2.2 of the Credit Agreement specifically described such Permitted Refinancing Securities; provided that the principal amount thereof shall not in any event exceed the sum of (x) the aggregate principal amount of 1997 Notes to be redeemed and retired with Net Cash Proceeds of such Permitted Refinancing Securities, (y) the aggregate amount of any interest or premium payable in respect of the redemption and retirement of such 1997 Notes to the holders thereof, and (z) any reasonable and customary costs, expenses and fees payable in respect of the redemption and retirement of such 1997 Notes.

     (c) If, and only if, the Borrower issues Permitted Refinancing Securities of the type described in clause (i) of the third recital above, then Section 7.2.6(a) of the Credit

Agreement shall be deemed to be automatically and concurrently amended to permit the payment by the Borrower of any Permitted Refinancing Dividends in
accordance   with  the   terms   of  such   Permitted   Refinancing   Securities
notwithstanding anything to the contrary in Section 7.2.6(a).

     Section 4. BMO, ANZ, Southwest and Sterling as Banks.

     (a) Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of BMO, ANZ, Southwest and Sterling shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations of a "Bank" under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Banks are a party, in each case, as if each were an original signatory thereto.

     (b) Each of BMO, ANZ, Southwest and Sterling (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.1.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon any Agent, the Issuer, any Arranger or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 4.6(b) of the Credit Agreement.

     (c) Each of BMO, ANZ, Southwest and Sterling hereby advises each other party hereto that its respective address for notices, its respective Domestic Lending Office and its respective LIBOR Office shall be as set forth below its name on Attachment 2 hereto.

     Section 5. Waiver of Section 7.2.6 of Credit Agreement.

     (a) Section 7.2.6 of the Credit Agreement, which restricts the Borrower and any of its Restricted Subsidiaries from making any payment or prepayment of principal of, or making any payment of interest on, any Indebtedness on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Indebtedness, or which would violate the subordination provisions of any Subordinated Debt (except as expressly permitted by Section 7.2.6 of the Credit Agreement or as otherwise permitted in writing by the Administrative Agent with the consent of the Majority Banks), is hereby waived insofar as, and only insofar as, the Borrower or any of its Restricted Subsidiaries shall be permitted to:

     (i) redeem and retire 1997 Notes in an aggregate principal amount of up to $50,000,000 during the period from and after the Amendment Effective Date to (and including) September 30, 2003, and

     (ii) redeem and retire additional 1997 Notes in an aggregate principal amount of up to $60,000,000, provided that the excess, if any, of (A) the sum of
(x) the aggregate principal amount of such additional 1997 Notes to be redeemed and retired, (y) all interest and premium payable in respect of the redemption and retirement of such additional 1997 Notes to the holders thereof, and (z) all reasonable and customary costs, expenses and fees payable in respect of the redemption and retirement of such additional 1997 Notes, over (B) the Net Cash Proceeds of the issuance of the Permitted Refinancing Securities, shall not exceed $5,000,000 (the "Refinancing Excess"), which Refinancing Excess may be funded, if necessary, with the proceeds of Loans made under the Credit Agreement;

     provided, however, that, in each case, no Event of Default shall have occurred and be continuing as of the date of such redemption and retirement.

     (b) The parties hereto acknowledge and agree that the redemption of 1997 Notes by the Borrower or any of its Restricted Subsidiaries as permitted by this
Section 5 shall not reduce the remaining availability of the Borrower or its Restricted Subsidiaries to make other Restricted Payments in accordance with, and to the extent permitted by, Section 7.2.6 of the Credit Agreement.

     Section  6.   Increase  of  Borrowing   Base;   Restriction   on  Borrowing
Availability.

     (a) Subject to the restrictions on availability set forth in clause (b) of this Section 6, the Borrowing Base shall be increased to $300,000,000 from and after the Amendment Effective Date until the Borrowing Base shall either be reduced in accordance with clause (c) of this Section 6 or otherwise redetermined in accordance with the Credit Agreement.

     (b) Notwithstanding anything to the contrary in the Credit Agreement or this Amendment, the Borrower covenants and agrees that from and after the Amendment Effective Date until September 30, 2003, the Borrower shall maintain at all times sufficient availability under the Credit Agreement to redeem and retire 1997 Notes in a principal amount equal to the positive difference (if any) of (i) $50,000,000, minus (ii) the principal amount of all 1997 Notes redeemed or retired by the Borrower from and after the Amendment Effective Date as part of the Permitted 2003 Redemption (but expressly excluding for purposes of this subclause (ii) any 1997 Notes redeemed as part of the Permitted Refinancing Redemption), as evidenced by the written confirmation delivered in accordance with Section 9.

     (c) Unless the Borrowing Base shall have been redetermined in accordance with the Credit Agreement (in which case this Section 6(c) shall automatically become void), the Borrowing Base shall automatically be reduced on October 1, 2003 from $300,000,000 to an amount equal to (i) $250,000,000 plus (ii) the aggregate principal amount of 1997 Notes redeemed and retired as part of the Permitted 2003 Redemption (but expressly excluding any 1997 Notes redeemed and retired as part of the Permitted Refinancing Redemption), as evidenced by the written confirmation delivered in accordance with Section 9, until the Borrowing Base shall be redetermined in accordance with the Credit Agreement.

     (d) Both the Borrower, on the one hand, and the Administrative Agent and the Banks, on the other hand, agree that none of the redeterminations of, or adjustments to, the Borrowing Base pursuant to this Section 6 shall constitute a special redetermination of the Borrowing Base pursuant to Section 2.8.3 of the Credit Agreement.

     Section 7. Covenant to Redeem and Retire. The Borrower covenants and agrees that:

     (a) the Borrower shall use (i) the Net Cash Proceeds of the Permitted Refinancing Securities, and (ii) so long as the aggregate principal amount of 1997 Notes redeemed as part of the Permitted 2003 Redemption is less than $50,000,000, the proceeds of any Loans under the Credit Agreement that, after giving effect to such Loans, would cause the aggregate amount of all Loans and all Letter Credit Liabilities then outstanding to exceed $250,000,000, in each case, only to redeem and retire 1997 Notes (including the payment of any reasonable and customary costs, expenses and fees associated therewith) and for no other purpose;

     (b) so long as the aggregate principal amount of 1997 Notes redeemed as part of the Permitted 2003 Redemption is less than $50,000,000, any Borrowing Request submitted by the Borrower that would cause the aggregate outstanding principal amount of all Loans plus the aggregate amount of all Letter of Credit Liabilities to exceed $250,000,000 (after giving effect to such Borrowing) shall specifically direct that all of the proceeds of such Borrowing shall be deposited into an account at a depository institution for the purposes of redeeming and retiring the 1997 Notes, provided that such depository institution and the type and nature of such account shall both be acceptable to the Administrative Agent;

     (c) upon the issuance of the Permitted Refinancing Securities, the Borrower shall cause the Net Cash Proceeds of the Permitted Refinancing Securities to be deposited into, and thereafter maintained in, an account at a depository institution for the purposes of redeeming and retiring the 1997 Notes, provided that such depository institution and the type and nature of such account shall both be acceptable to the Administrative Agent;

     (d) not later than five (5) Business Days immediately following the date on which the Borrower receives the proceeds of the issuance of the Permitted Refinancing

Securities, the Borrower shall deliver a notice of redemption under Section
3.04 of the 1997 Indenture by which the Borrower shall notify the holders of the 1997 Notes that the Borrower is redeeming 1997 Notes having a principal amount that, together with all interest and premium payable thereon and all reasonable and customary costs, expenses and fees payable with respect to the redemption and retirement thereof, equals at least the Net Cash Proceeds of the Permitted Refinancing Securities;

     (e) promptly following the Amendment Effective Date the Borrower shall cause all 1997 Notes previously repurchased by the Borrower or any Subsidiary of the Borrower to be retired in accordance with the provisions of the 1997 Indenture.

     Section 8. Conditions  Precedent.  The  effectiveness  of this Amendment is
subject   to  the   satisfaction   of  the   following   conditions   precedent:

     (a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Agents, the Issuer and each Bank, and duly acknowledged by each of the Guarantors.

     (b) Replacement Notes. The Borrower shall deliver to the Administrative Agent on behalf of each Bank listed on Attachment 1 hereto a promissory note dated the Effective Date and payable to each such Bank in a maximum principal amount equal to such Bank's Percentage (as shown on Attachment 1 hereto) of Five Hundred Million Dollars, which Note shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by each Existing Bank (as defined below) prior to the effectiveness of this Amendment.

     (c) Opinion of Counsel. The Administrative Agent shall have received an opinion of the general counsel of the Borrower in form and substance reasonably enforceability of this Amendment.

     (d) Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

     Section 9. Condition Subsequent. Promptly following the redemption and retirement of any 1997 Notes, the Borrower covenants to deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower setting forth the principal amount of all 1997 Notes that have been redeemed and retired by the Borrower since the Amendment Effective Date in accordance with the 1997 Indenture, together with such other related materials evidencing such redemption and retirement as the Administrative Agent may request in its sole discretion.

     Section 10. Fees. Concurrently with the effectiveness of this Amendment, the Borrower shall pay to the Administrative Agent for the account of each Bank a fee equal to one-eighth of one percent (0.125)% of each Bank's respective Percentage (immediately after giving effect to this Amendment) of $300,000,000.

     Section 11. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

     Section 12. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

     Section  13.  Renewal  and   Continuation  of  Existing  Loans.   Upon  the
effectiveness of this Amendment:

     (a) All of the Obligations outstanding under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Loans outstanding under the Credit Agreement (as amended hereby).

     (b) In connection herewith, Banks party to the Credit Agreement prior to the effectiveness of this Amendment (the "Existing Banks") hereby sell, assign, transfer and convey, and each of BMO, ANZ, Southwest and Sterling hereby purchases and accepts, so much of the aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Percentage of each Bank (including the Existing Banks and each of BMO, ANZ, Southwest and Sterling) shall be as set forth on Schedule III-B to the Credit Agreement. The foregoing assignments, transfers and conveyances are without recourse to the Existing Banks and without any warranties whatsoever by any Agent, the Issuer or any Existing Bank as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Bank that it has not previously sold, transferred, conveyed or encumbered such interests.

     Section 14. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to "this Agreement", "this Note", "this Mortgage", "this Guaranty", "this Pledge Agreement", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "the Guaranty", "the Pledge Agreement",

"thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and
(d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 15. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     Section 16. Applicable Law. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     Section 17. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

     Section 18. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 19. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [Signature pages follow]

EXECUTED as of the day and year first above written.

                  BORROWER:
                  --------

                  MAGNUM HUNTER RESOURCES, INC.


                  By:
                     ----------------------------------------------------
                           Name:  Chris Tong
                           Title:     Senior Vice President
                                      Chief Financial Officer



                  AGENTS, BANKS AND ISSUER

                  DEUTSCHE BANK TRUST COMPANY AMERICAS
                   (formerly named Bankers Trust Company), as Administrative Agent, Collateral Agent, Issuer and a Bank


                  By
                           ----------------------------------------------
                           Name:
                           Title:



                  CIBC INC., as Syndication Agent and a Bank


                  By
                           ----------------------------------------------
                           Name:
                           Title:

                  BNP PARIBAS, as Documentation Agent and a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:

                                         - and -

                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  FORTIS CAPITAL CORP., as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:

                                          - and -

                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  BANK OF SCOTLAND, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  BANK OF NOVA SCOTIA, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:

                  UNION BANK OF CALIFORNIA, N.A., as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  COMPASS BANK, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  COMERICA BANK - TEXAS, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  WASHINGTON MUTUAL BANK, FA, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  HIBERNIA NATIONAL BANK, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:

                  U.S. BANK NATIONAL ASSOCIATION, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  BMO NESBITT BURNS FINANCING, INC.,
                  as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  AUSTRALIA AND NEW ZEALAND
                  BANKING GROUP LIMITED, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  SOUTHWEST BANK OF TEXAS N.A., as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:



                  STERLING BANK, as a Bank


                  By:
                           ----------------------------------------------
                           Name:
                           Title:

ACKNOWLEDGMENT BY GUARANTORS

     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Waiver and Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of May 2, 2003 (the "Sixth Amendment"), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Sixth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Sixth Amendment.

Executed to be effective as of May 2, 2003.

             GUARANTORS:
             ----------

             HUNTER GAS GATHERING, INC.
             GRUY PETROLEUM MANAGEMENT CO.
             MAGNUM HUNTER PRODUCTION, INC.
             CONMAG ENERGY CORPORATION
             TRAPMAR PROPERTIES, INC.
             PINTAIL ENERGY, INC.
             PRIZE OPERATING COMPANY
             PEC (DELAWARE), INC.
             OKLAHOMA GAS PROCESSING, INC.

             By:
                      -------------------------------------------------------
                      Name:  Chris Tong
                      Title:    Senior Vice President and
                                   Chief Financial Officer



             PRIZE ENERGY RESOURCES, L.P.

             By:               Prize Operating Company,
                               as its general partner


             By:
                               ----------------------------------------------
             Name:                 Senior Vice President and
                                   Chief Financial Officer